TCW Funds, Inc.

Supplement Dated June 17, 2013 to the

Prospectus Dated February 28, 2013, As Amended

Disclosure relating to the TCW Growth Fund (the “Fund”)

Effective May 24, 2013, Jason S. Maxwell has been added to the portfolio management team of the Fund. Therefore, effective May 24, on page 11, under the heading “Portfolio Managers,” the following is added:

Name	Experience with the Fund	Primary Title with Investment Adviser
Jason S. Maxwell	Served as portfolio manager since May 2013	Managing Director

In addition, effective May 24, 2013 beginning on page 84, under the heading “Management of the Fund—Portfolio Managers,” the following information for Jason Maxwell is added to the section relating to the Fund:

Jason S. Maxwell	Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West

Effective May 24, 2013, Anthony Valencia will no longer serve as a portfolio manager of the Fund and will be deleted from the tables referenced above.

Please retain this Supplement with your Prospectus for future reference.